[LOGO] CDC NVEST FUNDS(SM)
CDC IXIS Asset Management Distributors


                              Semiannual Report
                              June 30, 2002

--------------------------------------------------------------------------------

                              CDC Nvest Municipal Income Fund
                              Loomis, Sayles & Company

                              CDC Nvest Massachusetts Tax Free Income Fund
                              Loomis, Sayles & Company


                                   See page 21 for supplement to the prospectus.

                               TABLE OF CONTENTS

Semiannual Report June 30, 2002
--------------------------------------------------------------------------------

President's Letter ........................................................    i
Economic Update ...........................................................    1
Portfolio Manager's Commentary and Performance
  CDC Nvest Municipal Income Fund .........................................    2
  CDC Nvest Massachusetts Tax Free Income Fund ............................    4
Risks of the CDC Nvest Tax Free Income Funds ..............................    6
Financial Statements
Schedules of Investments
  CDC Nvest Municipal Income Fund .........................................    7
  CDC Nvest Massachusetts Tax Free Income Fund ............................    9
Statements of Assets and Liabilities ......................................   11
Statements of Operations ..................................................   12
Statements of Changes in Net Assets .......................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   16
Supplement to the Prospectus ..............................................   21

                               PRESIDENT'S LETTER

August 2002
--------------------------------------------------------------------------------

[PHOTO OF JOHN T. HAILER]
John T. Hailer
President
CDC Nvest Funds

"This consensus [on the outlook for the economy] among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets."

Dear Shareholder:

For many investors, living in the post-bubble economy has meant taking a more jaded outlook on the world. The horror of September 11, the shock of scandals at Enron, Arthur Andersen and now WorldCom, coupled with continuing erratic performance of the financial markets, are enough to alter the hopes of even the most optimistic individual.

We at CDC Nvest Funds believe that this is precisely the time for optimism. A time to put fears and doubts aside and focus on the core investment principles that can help us weather short-term market disruptions and pursue long-term financial goals with confidence: Invest for the long-term, diversify your portfolio, and seek professional investment advice.

We recently turned to portfolio managers from 13 of our affiliated firms and unaffiliated business partners to ask for their outlook on the economy. These 58 experienced investment managers, representing a diverse cross section of investment disciplines and specialties, were positive about economic prospects for the rest of the year.

Normally, we look to our managers for their independent thinking and unique investment perspective. This consensus among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets. To help you gain a personal perspective on the current state of the economy, this report begins with a summary of economic activity in the past six months.

One of the key benefits of the multi-manager approach we apply to CDC Nvest Funds is the added flexibility it gives us to match management talent to specific investments. But our involvement does not end when a manager has been assigned to a fund. As an organization, we continually monitor the investment performance of each management team and we will make changes when appropriate.

Most recently we put this capability to work by appointing Harris Associates interim manager for CDC Nvest Growth and Income Fund, giving our shareholders access to the consistent value strategies that investors in The Oakmark Family of Funds have known for 25 years.

In considering the many challenges presented by today's quickly changing marketplace, we would like to recognize the efforts of the portfolio managers who are responsible for the CDC Nvest family of funds. They have demonstrated their ability to keep their investment decisions in line with fund objectives and to be responsive to an unpredictable investment market.

Please take some time to review their reports on the investment environment and their investment decisions over the past six months. We believe you will find them informative and educational. As always we encourage you to speak with your financial advisor to learn more about the information covered here.

Sincerely,

/s/ John T. Hailer

                                ECONOMIC UPDATE

                                                                     August 2002
--------------------------------------------------------------------------------

THE ECONOMY

When the U. S. Commerce Department released its report in late July, it showed that domestic growth slowed to an annual rate of 1.1% in the second quarter, down from its revised first-quarter growth rate of 5.0%. The same report provided revised numbers for 2001, indicating that Gross Domestic Product (GDP) declined in three out of four quarters in 2001, ending the debate over whether last year's slump qualified as a recession. Despite this sluggish activity and a barrage of bad news ranging from corporate accounting irregularities to new terrorist warnings, some key indicators support the view that the economy will continue to expand. The manufacturing sector reported its fifth consecutive month of growth in June. Job growth has accelerated and the unemployment rate has held steady at around 5.8%. However, job-cut announcements rose 11.5% in June, led by cuts in the telecommunications sector. And although consumers earned more, they tightened their purse strings, according to Commerce Department figures. Construction spending also slipped near the end of the second quarter, creating enough uncertainty to prompt the Federal Reserve Board to leave short-term interest rates unchanged at 1.75% when it met in June.

--------------------------------------------------------------------------------
                          Consumer Confidence and GDP
                          June 1997 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR AND LINE CHART IN THE PRINTED MATERIAL]

            Consumer Confidence Index      Gross Domestic Product (GDP)
                   (1985 = 100)                (Quarterly % change)
                      [Bar]                           [Line]

6/97                   5.9                            129.9
                       4.2                            130.2
12/97                  2.8                            136.2
                       6.1                            133.8
6/98                   2.2                            138.2
                       4.1                            126.4
12/98                  6.7                            126.7
                       3.0                              134
6/99                   2.0                              139
                       5.2                            134.2
12/99                  7.1                            141.7
                       2.6                            137.1
6/00                   4.8                            139.2
                       0.6                            142.5
12/00                 -1.1                            128.6
                      -0.6                            116.9
6/01                  -1.6                            118.9
                      -0.3                               97
12/01                  2.7                             94.6
                       5.0                            110.7
6/02                   1.1                            106.4

Source: The Consumer Confidence Index is compiled by The Conference Board based on a monthly survey of 5,000 U.S. households. The GDP is compiled quarterly by the U.S. Commerce Department based on the total market value of goods and services produced each year.

When consumers are confident, they spend money; when they are anxious, they retrench. Although GDP measures business as well as consumer spending, consumer activity accounts for two-thirds of the index. The chart shows that consumer confidence began to decline in September 2000, with a sharp drop in September 2001 after the terrorist attacks on the United States. The increase in confidence in the first quarter of 2002 was reflected in strong GDP numbers before a string of corporate scandals led to a retreat.
--------------------------------------------------------------------------------

THE EQUITY MARKETS

Good economic news was not enough to offset the impact on stock prices of a steady stream of revelations of questionable accounting practices. During the first half of 2002, the Dow Jones Industrial Average lost 7.77%, the tech-heavy Nasdaq was off 24.98% and the broad-based S&P 500 fell 13.16%. Technology, telecommunications and energy-trading firms suffered the most as a result of investors' loss of confidence and individual companies' woes. Yet some segments of the market managed solid gains, including defense, consumer and homebuilding stocks. Attention is now focusing on the next round of corporate earnings reports, which have the potential to lift consumer confidence or drive it down further. One hopeful note: The number of companies that have posted advance warnings of earnings disappointments has slowed recently.

Outside the United States, foreign markets were lackluster. The Morgan Stanley Capital International EAFE Index, a broad measure of stock market performance in industrialized nations, lost 1.62% for the half year, and most emerging markets posted losses. Japan added to its first quarter gains as the yen rose against the dollar and investors pinned their hopes on exports to jump-start an economic recovery.

THE FIXED-INCOME MARKETS

Treasury securities were less volatile than the rest of the fixed-income markets in the first half of 2002, as uncertainty about the economy and corporate scandals kept demand for safety at high levels. The yield on the benchmark 10-year U.S. Treasury bonds rose from 4.57% at the beginning of January to 5.39% at the end of March, and then subsided to 4.82% at June 30 - almost a round trip. However, high-yield bonds pulled back, sending prices down as bankruptcies remained high. The mortgage market edged downward as lower interest rates provided new incentive for homeowners to refinance. Municipal bonds did well as rising demand more than offset rising supply.

                        CDC NVEST MUNICIPAL INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

Strategy:
Invests primarily in municipal securities issued by state and local governments

Inception Date:
May 9, 1977

Manager:
Kent P. Newmark
Martha A. Strom
Loomis, Sayles &
   Company, L.P.

Symbols:
Class A        NEFTX
Class B        NETBX

Net Asset Value
Per Share:
(June 30, 2002)
Class A        $7.40
Class B         7.40

                                                           Management Discussion
--------------------------------------------------------------------------------

The Federal Reserve Board shifted monetary policy into neutral this January, and bond investors have been on tenterhooks since March, waiting for the next phase
- an increase in interest rates to keep inflation in check. Instead, the Fed has held steady as a crisis in confidence shook the bond and stock markets. In relative terms, the municipal bond markets have been strong across all maturity ranges.

For the first half of 2002, the total return on CDC Nvest Municipal Income Fund was 4.47%, based on the net asset value of Class A shares, including $0.17 in reinvested dividends. By comparison, the total return on Lehman Brothers Municipal Bond Index was 4.64% for the same period, and the average return on the funds in Morningstar's Muni National Long category was 4.08%.

As of June 30, 2002, the fund's 30-day SEC yield for Class A shares was 4.05% - equivalent to a taxable yield of 6.60% based on the 38.6% maximum federal tax rate in effect for 2002.

PREREFUNDED ILLINOIS BOND WAS FUND'S TOP PERFORMER
So far this year the best performance has come from bonds maturing in ten or more years. Although short-term interest rates have fluctuated, they are still near historic lows, and municipalities have been eager to refinance old debt to cut their interest expense.

Your fund's best results came from its holdings in Illinois Development Finance Authority bonds, which were prerefunded to 2006. When a bond is prerefunded, a new bond is issued to refund an old one. The proceeds of the new bond are put in an escrow account, typically invested in U.S. Treasuries, until the bonds are called. Between the date the old issue is refunded and the call date (when the principal is due), bondholders continue to receive interest at the old rate, but the bonds are now backed by AAA-rated securities. In the case of the fund's prefunded Illinois bonds, the call date is in 2006, so the fund will receive the old rate every year until then, or until we sell the bonds.

AIRLINES, LONG-TERM BONDS, UNDERPERFORMED IN SECOND QUARTER

As the airline industry recovered from post September 11 lows in the first quarter, the fund's airline bonds delivered strong results, including two bonds issued for United Airlines (UAL) and one for Delta. However, in the second quarter, airlines gave back some of their gains. As a sector, industrial revenue bonds - which include airlines and pollution control bonds - have lagged the rest of the market so far this year. Municipal bonds are often used to finance projects for companies, provided the project is deemed to be for the public good.

Even though they have risen in value year-to-date, the fund's long-maturity holdings - in the 30- to 40-year range - were weaker than comparable issues with shorter maturities, reflecting uncertainty about the economy and Fed policy. Bonds with longer maturities typically offer higher yields than shorter-term issues in order to compensate investors for higher risk. If demand for long-term bonds drops off - as it has recently - bonds in the intermediate range (15 to 20 years) start to trade at a premium, while prices at the longest end of the spectrum decline. With interest rates at historic lows, short-term bonds are less attractive currently, since the Fed would have to raise rates very quickly and sharply to compensate investors for the loss of income. This seems unlikely.

WITH FED POLICY IN NEUTRAL, FUND EMPHASIZES LONGER BONDS

In March we extended CDC Nvest Municipal Income Fund's portfolio duration as interest rates peaked. We also replaced several intermediate-term bonds with longer issues, securing higher income. Since we expect Fed policy to remain in neutral for some time, the fund's current duration stands at nearly nine years, making it more sensitive to changing bond prices than many similar funds.

                        CDC NVEST MUNICIPAL INCOME FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1992 through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales          Lehman Brothers
          Value(1)         Charge(2)         Municipal Bond Index(4)

6/92        10000            9550                     10000
            10339            9873                     10300
            10180            9722                     10200
            10213            9753                     10266
            10039            9587                     10165
            10298            9835                     10347
            10447            9977                     10453
            10533           10059                     10575
            10943           10451                     10957
            10822           10335                     10841
            10946           10454                     10950
            10998           10504                     11012
6/93        11185           10682                     11196
            11198           10694                     11211
            11433           10919                     11444
            11543           11023                     11575
            11570           11049                     11597
            11454           10938                     11494
            11717           11190                     11737
            11856           11322                     11871
            11516           10998                     11564
            10950           10458                     11093
            10988           10494                     11187
            11099           10599                     11284
6/94        11027           10531                     11215
            11231           10725                     11420
            11266           10759                     11460
            11070           10572                     11292
            10827           10339                     11091
            10504           10031                     10891
            10781           10296                     11130
            11157           10655                     11449
            11544           11024                     11782
            11693           11167                     11917
            11716           11188                     11931
            12043           11501                     12312
6/95        11888           11353                     12204
            11991           11452                     12320
            12079           11536                     12476
            12167           11620                     12555
            12338           11783                     12737
            12542           11978                     12949
            12638           12069                     13073
            12738           12165                     13172
            12661           12091                     13083
            12517           11954                     12916
            12490           11928                     12879
            12480           11918                     12874
6/96        12623           12055                     13015
            12715           12143                     13132
            12705           12133                     13129
            12918           12337                     13313
            13064           12476                     13463
            13262           12665                     13710
            13223           12628                     13652
            13236           12641                     13678
            13354           12753                     13804
            13184           12591                     13619
            13280           12682                     13734
            13430           12826                     13940
6/97        13617           13004                     14089
            13985           13356                     14479
            13902           13276                     14343
            14018           13387                     14513
            14117           13481                     14607
            14161           13523                     14693
            14357           13711                     14907
            14535           13881                     15061
            14579           13923                     15065
            14601           13944                     15079
            14532           13878                     15011
            14688           14027                     15248
6/98        14750           14087                     15308
            14775           14110                     15347
            14971           14298                     15584
            15092           14413                     15778
            15040           14363                     15778
            15104           14424                     15833
            15122           14441                     15873
            15270           14583                     16062
            15239           14553                     15992
            15244           14558                     16014
            15290           14602                     16054
            15236           14551                     15961
6/99        15063           14385                     15731
            15109           14429                     15788
            14955           14282                     15662
            14961           14288                     15668
            14744           14081                     15498
            14883           14213                     15663
            14705           14043                     15547
            14626           13968                     15479
            14788           14123                     15659
            15015           14340                     16001
            14933           14261                     15906
            14891           14221                     15824
6/00        15163           14480                     16243
            15331           14641                     16469
            15542           14842                     16723
            15499           14802                     16636
            15627           14924                     16817
            15734           15026                     16944
            15993           15273                     17363
            16105           15380                     17535
            16130           15404                     17591
            16263           15531                     17748
            16089           15365                     17556
            16242           15511                     17745
6/01        16373           15636                     17864
            16659           15910                     18128
            16924           16163                     18427
            16633           15885                     18365
            16858           16099                     18584
            16676           15926                     18427
            16472           15731                     18253
            16742           15989                     18570
            16969           16205                     18793
            16690           15939                     18425
            16963           16200                     18785
            17051           16283                     18899
6/02        17209           16435                     19099

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

                                                                                                   Since
                                                  6 Months     1 Year     5 Years     10 Years   Inception
Class A (Inception 5/9/77)

Net Asset Value(1)                                  4.47%       5.11%       4.79%       5.58%         --
With Maximum Sales Charge(2)                       -0.21        0.35        3.82        5.09          --

Class B (Inception 9/13/93)
Net Asset Value(1)                                  4.09        4.33        4.01          --        3.83%
With CDSC(3)                                       -0.91       -0.67        3.68          --        3.83

--------------------------------------------------------------------------------

                                                                                                   Since
                                                                                                  Class B
Comparative Performance                           6 Months     1 Year     5 Years     10 Years   Inception(9)
Lehman Muncipal Bond Index(4)                       4.64%       6.92%       6.27%       6.68%       5.89%
Morningstar Muni National Long Fund Avg.(5)         4.08        5.61        4.85        5.81        4.76
Lipper General Municipal Debt Funds Avg.(6)         4.22        5.75        5.02        5.84        4.82

                                                      Yields as of June 30, 2002
--------------------------------------------------------------------------------

                                                             Class A     Class B
SEC 30-day yield(7)                                            4.05%       3.52%
Taxable equivalent yield(8)                                    6.60        5.73

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

Credit Quality

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Aaa             39.7%
Aa              11.4%
A               16.3%
Baa             17.1%
Ba               1.0%
B                3.7%
Caa              0.9%
Not rated        9.9%

Average quality: A

Credit quality is based on bond ratings from Moody's Investors Service

Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year         1.8%
1-5 years               23.8%
6-10 years              17.8%
10+ years               56.6%

Average effective maturity: 15.0 years

See page 6 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 4.50%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

(5) Morningstar Muni National Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 38.6%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

(9) Class B since-inception comparative performance is calculated from 9/30/93.

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks a high level of current income exempt from federal and Massachusetts personal income taxes

Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

Inception Date:
March 23, 1984

Manager:
Kent P. Newmark
Martha A. Strom
Loomis, Sayles &
   Company, L.P.

Symbols:
Class A        NEFMX
Class B        NEMBX

Net Asset Value
Per Share:
(June 30, 2002)
Class A        $16.05
Class B         16.01

                                                           Management Discussion
--------------------------------------------------------------------------------

Our strategy during the first half of 2002 was to maintain as short a duration as possible, while keeping CDC Nvest Massachusetts Tax Free Income Fund's average maturity within its target range of 15-25 years. A shorter duration makes the fund less sensitive to changes in interest rates, which is helpful when the markets are as volatile as they have been. So far this year the best performing bonds in the fund have been those in the intermediate range of the maturity curve: 7 to 15 years. However, first-quarter price weakness in two issues put a damper on results. We sold both issues.

The fund's total return, based on the net asset value of Class A shares, was 3.65% for the six months ended June 30, 2002, including $0.34 in reinvested dividends, while the its benchmark, Lehman Brothers Municipal Bond Index returned 4.64%. The average return on the funds in Morningstar's Muni Single-State Long category was 4.08%, and the average return on Lipper's Massachusetts Municipal Debt Funds was 3.97%.

As of June 30, 2002, the fund's 30-day SEC yield for Class A shares was 3.52% - equivalent to a taxable yield of 6.05%, based on the 41.85% combined maximum federal and Massachusetts state income tax rate in effect for 2002.

PREREFUNDINGS AND INVERSE FLOATERS WERE POSITIVES

The strongest sectors have been healthcare, higher education and transportation
- all active market areas in Massachusetts. In fact, Massachusetts in general has been stronger than markets in other states because demand has exceeded supply. Specific issues that benefited your fund include Route 3 North Transportation Improvement bonds, which were prere-funded. When a bond is prerefunded, a new bond is issued to refund an old one. The proceeds of the new bond typically are invested in U.S. Treasury securities. Between the date the old issue is refunded and the call date (when the principal is due) bondholders continue to receive interest at the old rate, but the bonds are now backed by AAA-rated securities.

The fund also benefited from owning inverse floating rate securities issued by the Massachusetts Health & Education Authority for Beverly Hospital. When interest rates decline, the rate paid by these specialized bonds is adjusted upward. Once interest rates are able to sustain an upward trend, the income advantage these securities provide diminishes.

UNCERTAINTY, LOW INVESTOR CONFIDENCE, SUSTAIN FLIGHT TO QUALITY

First quarter 2002 growth in Gross Domestic Product (GDP) was 5.0%, a vigorous rate that surprised many economists. The 1.1% advanced estimate for the second quarter was weaker than expected, but still positive. As long as inflationary prospects remain low, we believe the Federal Reserve Board will hold off on any increase in interest rates until 2003.

In the meantime, a widespread loss of confidence in business is likely to sustain investors' flight to quality, and Aaa rated securities represented almost half the fund's portfolio at the end of June. At the same time, reduced budget surpluses and low interest rates should encourage municipalities to bring new issues to market, expanding supply and helping to relieve the current shortage of new issues.

INCREASED SUPPLY EXPECTED TO MEET STRONG DEMAND FOR MASS BONDS

Demand for Massachusetts paper has been particularly strong because it is regarded as a "specialty state" by virtue of its high tax rate - a distinction it shares with New York and California. Demand has been so high that the yield spread between high- and low-quality bonds is narrow, by historical standards. Since there is relatively little extra income to be earned on the lower end of the quality spectrum, and since the Commonwealth's overall bond rating is high, your fund's average quality is on the high side at A3.

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1992 through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales          Lehman Brothers
          Value(1)         Charge(2)         Municipal Bond Index(4)

6/92        10000            9575                     10000
            10322            9883                     10300
            10195            9762                     10200
            10243            9808                     10266
            10082            9654                     10165
            10315            9877                     10347
            10413            9970                     10453
            10542           10093                     10575
            10942           10477                     10957
            10844           10383                     10841
            10962           10496                     10950
            11029           10561                     11012
6/93        11224           10747                     11196
            11226           10749                     11211
            11462           10975                     11444
            11590           11097                     11575
            11604           11111                     11597
            11498           11009                     11494
            11704           11207                     11737
            11859           11355                     11871
            11551           11060                     11564
            10989           10522                     11093
            11018           10550                     11187
            11121           10648                     11284
6/94        11022           10554                     11215
            11237           10759                     11420
            11260           10781                     11460
            11072           10601                     11292
            10805           10346                     11091
            10544           10096                     10891
            10845           10385                     11130
            11215           10738                     11449
            11581           11089                     11782
            11664           11169                     11917
            11682           11186                     11931
            12052           11540                     12312
6/95        11865           11360                     12204
            11948           11440                     12320
            12090           11576                     12476
            12174           11657                     12555
            12378           11852                     12737
            12620           12084                     12949
            12780           12237                     13073
            12821           12276                     13172
            12693           12154                     13083
            12535           12002                     12916
            12498           11967                     12879
            12515           11983                     12874
6/96        12634           12097                     13015
            12729           12188                     13132
            12723           12182                     13129
            12921           12372                     13313
            13057           12502                     13463
            13281           12717                     13710
            13194           12633                     13652
            13217           12655                     13678
            13344           12777                     13804
            13193           12632                     13619
            13300           12735                     13734
            13489           12916                     13940
6/97        13630           13051                     14089
            14018           13422                     14479
            13888           13298                     14343
            14072           13474                     14513
            14141           13540                     14607
            14226           13622                     14693
            14423           13810                     14907
            14540           13922                     15061
            14519           13902                     15065
            14479           13863                     15079
            14427           13814                     15011
            14650           14027                     15248
6/98        14701           14077                     15308
            14710           14085                     15347
            14944           14309                     15584
            15109           14467                     15778
            15048           14408                     15778
            15074           14434                     15833
            15131           14488                     15873
            15305           14655                     16062
            15236           14588                     15992
            15218           14571                     16014
            15263           14614                     16054
            15164           14519                     15961
6/99        14917           14283                     15731
            14970           14334                     15788
            14757           14130                     15662
            14713           14088                     15668
            14508           13891                     15498
            14636           14014                     15663
            14508           13892                     15547
            14389           13778                     15479
            14569           13949                     15659
            14842           14211                     16001
            14774           14147                     15906
            14716           14091                     15824
6/00        15012           14374                     16243
            15204           14557                     16469
            15394           14740                     16723
            15333           14681                     16636
            15456           14799                     16817
            15522           14862                     16944
            15852           15178                     17363
            15907           15230                     17535
            15962           15284                     17591
            15958           15279                     17748
            15793           15122                     17556
            15946           15269                     17745
6/01        16060           15378                     17864
            16304           15611                     18128
            16610           15904                     18427
            16518           15816                     18365
            16672           15963                     18584
            16549           15845                     18427
            16362           15666                     18253
            16453           15754                     18570
            16639           15932                     18793
            16333           15639                     18425
            16633           15926                     18785
            16762           16050                     18899
6/02        16947           16227                     19099

--------------------------------------------------------------------------------

                                                                                                   Since
                                                 6 Months     1 Year(4)  5 Years(4)  10 Years(4) Inception(4)
Class A (Inception 3/23/84)
Net Asset Value(1)                                  3.65%       5.59%       4.47%       5.42%         --
With Maximum Sales Charge(2)                       -0.75        1.13        3.56        4.96          --

Class B (Inception 9/13/93)
Net Asset Value(1)                                  3.32        4.91        3.78          --        3.70%
With CDSC(3)                                       -1.68       -0.09        3.45          --        3.70

--------------------------------------------------------------------------------

                                                                                                   Since
                                                                                                  Class B
Comparative Performance                         6 Months      1 Year     5 Years    10 Years    Inception(10)
Lehman Municipal Bond Index(5)                      4.64%       6.92%       6.27%       6.68%       5.89%
Morningstar Muni Single State Long Fund Avg.(6)     4.08        5.61        4.85        5.81        4.81
Lipper MA Municipal Debt Funds Average(7)           3.97        5.80        5.02        5.93        4.83

                                                      Yields as of June 30, 2002
--------------------------------------------------------------------------------

                                                             Class A     Class B

SEC 30-day yield(8)                                           3.52%       3.03%
Taxable equivalent yield(9)                                   6.05        5.19

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

Credit Quality

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Aaa             49.4%
Aa              19.2%
A               11.1%
Baa              4.8%
Caa              1.8%
Not rated       13.7%

Average quality: A3

Credit quality is based on bond ratings from Moody's Investors Service

Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year        11.6%
1-5 years                7.3%
6-10 years              27.4%
10+ years               53.7%

Average effective maturity: 12.5 years

See page 6 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 4.25%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

(5) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

(6) Morningstar Muni Single State Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(8) SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 41.85%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

(10) Class B since-inception comparative performance is calculated from 9/30/93.

Risks of the CDC Nvest Tax Free Income Funds

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Municipal Income Fund may invest a portion of its assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

CDC Nvest Massachusetts Tax Free Income Fund may concentrate its assets in a single state's securities, which can significantly affect your fund's performance and the value of your investment. The fund may invest a portion of assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and Massachusetts state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax
(AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

--------------------------------------------------------------------------------
NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

                MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (Unaudited)

Tax Exempt Obligations -- 98.5% of Total Net Assets


                                                               Ratings (c) (Unaudited)
                                                               -----------------------
  Principal                                                                   Standard
  Amount          Description                                  Moody's         & Poor's       Value (a)
-------------------------------------------------------------------------------------------------------
                  Alaska - 0.2%
$   250,000       Alaska Housing Finance Corp.,
                  6.500%, 6/01/2034, (MBIA insured) .......    Aaa             AAA          $   253,267
                                                                                            -----------
                  California - 7.7%
  3,000,000       California State,
                  4.250%, 10/01/2026 ......................    Aaa             AAA            2,576,070
  2,000,000       California State,
                  5.125%, 6/01/2027 .......................    A1              A+             1,968,120
  1,500,000       Los Angeles, CA, Convention &
                  Exhibition Center Authority,
                  9.000%, 12/01/2020 ......................    Aaa             AAA            1,833,375
  2,000,000       Los Angeles, CA, Water & Power,
                  5.000%, 7/01/2024 .......................    Aaa             AAA            1,971,140
  3,000,000       Sacramento, CA, Power Authority,
                  6.000%, 7/01/2022 .......................    --              BBB-           3,155,310
                                                                                            -----------
                                                                                             11,504,015
                                                                                            -----------
                  Colorado - 1.2%
  1,655,000       Denver, CO, City & County Airport,
                  7.500%, 11/15/2023 ......................    A2              A              1,780,201
                                                                                            -----------
                  Florida - 2.1%
  3,000,000       Escambia County, FL, Pollution
                  Control,
                  6.900%, 8/01/2022 .......................    Baa2            BBB            3,140,880
                                                                                            -----------
                  Georgia - 2.8%
  4,380,000       Atlanta, GA, Water & Wastewater,
                  5.000%, 11/01/2038 ......................    Aaa             AAA            4,182,374
                                                                                            -----------
                  Illinois - 10.0%
  2,500,000       Chicago, IL, O'Hare International Airport,
                  6.100%, 11/01/2035 ......................    Caa             --             1,277,600
  3,250,000       Chicago, IL, O'Hare International Airport,
                  8.200%, 12/01/2024 ......................    B1              BB             3,243,013
  3,000,000       Cook County, IL,
                  5.000%, 11/15/2028 ......................    Aaa             AAA            2,901,690
  2,500,000       Illinois Development Finance Authority,
                  Pollution Control,
                  7.375%, 7/01/2021 .......................    --              BBB            2,962,625
  3,000,000       Illinois Educational Facilities Authority,
                  5.125%, 7/01/2038 .......................    Aa1             AA             2,883,450
  1,750,000       Illinois State,
                  5.400%, 12/01/2020 ......................    Aaa             AAA            1,804,775
                                                                                            -----------
                                                                                             15,073,153
                                                                                            -----------
                  Indiana - 7.9%
  2,000,000       Indiana Transportation Finance Authority,
                  5.375%, 12/01/2025 .......................   Aa2             AA             2,022,140
  4,500,000       Indianapolis, IN, Airport Authority,
                  7.100%, 1/15/2017 ........................   Baa2            BBB            4,809,780
  5,000,000       Indianapolis, IN, Local Public
                  Improvement Bond Bank,
                  5.250%, 7/01/2033 ........................   Aaa             AAA            4,977,200
                                                                                            -----------
                                                                                             11,809,120
                                                                                            -----------
                  Kansas - 1.0%
  1,350,000       Kansas City, KS, Utility System,
                  6.375%, 9/01/2023 ........................   Aaa             AAA            1,483,718
                                                                                            -----------
                  Kentucky - 1.0%
  1,500,000       Kenton County, KY, Airport Board,
                  7.500%, 2/01/2020 ........................   Ba3             BB+            1,501,620
                                                                                            -----------
                  Massachusetts - 7.2%
  2,500,000       Massachusetts Housing Finance Agency,
                  6.300%, 10/01/2013 .......................   A1              A+             2,593,950
                  Ratings (c) (Unaudited)
  1,805,000       Massachusetts Housing Finance Agency,
                  6.600%, 12/01/2026 .......................   Aa2             AA             1,863,915
  2,000,000       Massachusetts Turnpike Authority,
                  5.000%, 1/01/2039 ........................   Aaa             AAA            1,885,160
  5,000,000       Massachusetts Water Resources Authority,
                  4.750%, 8/01/2037 ........................   Aaa             AAA            4,512,500
                                                                                            -----------
                                                                                             10,855,525
                                                                                            -----------
                  Mississippi - 3.3%
  2,000,000       Lowndes County, MS, Solid Waste Disposal &
                  Pollution Control,
                  6.700%, 4/01/2022 ........................   Baa2            BBB            2,229,900
  2,500,000       Lowndes County, MS, Solid Waste Disposal &
                  Pollution Control,
                  6.800%, 4/01/2022 ........................   Baa2            BBB            2,750,775
                                                                                            -----------
                                                                                              4,980,675
                                                                                            -----------
                  New York - 13.6%
  4,000,000       New York Dormitory Authority,
                  5.500%, 5/15/2013 ........................   A3              AA-            4,405,680
  2,740,000       New York Dormitory Authority,
                  5.750%, 7/01/2013 ........................   A3              AA-            3,080,061
  3,000,000       New York Medical Care Facilities Finance
                  Agency, 5.250%, 8/15/2014 ................   A3              AA-            3,085,260
  1,500,000       New York, NY,
                  6.000%, 5/15/2030 ........................   A2              A              1,583,595
  1,000,000       Onondaga County, NY, Industrial
                  Development Agency,
                  9.000%, 10/01/2007 .......................   Baa2            BBB            1,234,870
  2,000,000       Port Authority of New York & New Jersey,
                  7.000%, 10/01/2007 .......................   --              --             2,198,760
  5,000,000       Triborough Bridge & Tunnel Authority,
                  5.000%, 1/01/2032 ........................   Aa3             AA-            4,791,850
                                                                                            -----------
                                                                                             20,380,076
                                                                                            -----------
                  Ohio - 1.5%
  2,800,000       Cleveland, OH, Airport,
                  5.700%, 12/01/2019 .......................   B3              BB-            2,217,908
                                                                                            -----------
                  Oregon - 2.8%
  4,000,000       Western Generation Agency,
                  7.400%, 1/01/2016 ........................   --              --             4,191,200
                                                                                            -----------
                  Pennsylvania - 10.8%
  2,725,000       Pennsylvania Convention Center Authority,
                  6.700%, 9/01/2014 ........................   Baa2            BBB            2,890,053
  2,000,000       Pennsylvania Convention Center Authority,
                  6.750%, 9/01/2019 ........................   Baa2            BBB            2,113,400
  3,000,000       Pennsylvania Economic Development
                  Financing Authority,
                  6.600%, 1/01/2019 ........................   --              BBB-           3,064,470
  3,000,000       Pennsylvania Economic Development
                  Financing Authority,
                  7.600%, 12/01/2024 .......................   Baa3            BBB            3,173,310
  2,000,000       Pennsylvania Turnpike Commission,
                  5.000%, 7/15/2041 ........................   Aaa             AAA            1,917,320
  3,125,000       Pennsylvania Turnpike Commission,
                  5.000%, 12/01/2026 .......................   Aaa             AAA            3,085,813
                                                                                            -----------
                                                                                             16,244,366
                                                                                            -----------
                  Puerto Rico - 5.0%
  3,000,000       Puerto Rico,
                  4.750%, 7/01/2023 ........................   Aaa             AAA            2,906,970

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (Unaudited)

                                                               Ratings (c) (Unaudited)
                                                               -----------------------
  Principal                                                                   Standard
  Amount          Description                                  Moody's         & Poor's       Value (a)
-------------------------------------------------------------------------------------------------------
                  Puerto Rico - continued
$ 2,500,000       Puerto Rico Electric Power Authority,
                  5.250%, 7/01/2029 ........................   Aaa             AAA      $     2,537,575
  2,000,000       Puerto Rico Infrastructure Financing
                  Authority, 5.500%, 10/01/2040 ............   Aaa             AAA            2,098,660
                                                                                        ---------------
                                                                                              7,543,205
                                                                                        ---------------
                  South Carolina - 2.0%
  3,000,000       Greenville County, SC, School District,
                  5.500%, 12/01/2028 .......................   A1              AA-            2,991,540
                                                                                        ---------------
                  Tennessee - 1.7%
  2,500,000       Maury County, TN, Industrial Development
                  Board, Pollution Control,
                  6.500%, 9/01/2024 ........................   A3            BBB+             2,606,500
                                                                                        ---------------
                  Texas - 10.4%
  5,000,000       Dallas, TX, Independent School District,
                  5.500%, 2/15/2014 ........................   Aaa           AAA              5,451,800
  1,900,000       Denton County, TX,
                  5.125%, 7/15/2026 ........................   Aa2           AA               1,862,665
  2,000,000       Houston, TX, Independent School District,
                  4.750%, 2/15/2026 ........................   Aaa           AAA              1,852,680
  3,000,000       Houston, TX, Water & Sewer System,
                  5.250%, 12/01/2023 .......................   Aaa           AAA              3,016,050
  3,250,000       San Antonio, TX, Electric & Gas,
                  5.750%, 2/01/2017 ........................   Aa1           AA               3,491,020
                                                                                        ---------------
                                                                                             15,674,215
                                                                                        ---------------
                  Washington - 6.3%
  5,000,000       Central Puget Sound Regional Transportation
                  Authority,
                  4.750%, 2/01/2028 ........................   Aaa           AAA              4,584,350
  2,250,000       Port of Seattle, WA,
                  5.000%, 4/01/2031 ........................   Aaa           AAA              2,157,165
  3,000,000       Washington State, Series A,
                  4.500%, 7/01/2023 ........................   Aaa           AAA              2,712,270
                                                                                        ---------------
                                                                                              9,453,785
                                                                                        ---------------
                  Total Tax Exempt Obligations
                  (Identified Cost $141,330,920) ...........                                147,867,343
                                                                                        ---------------
                  Total Investments - 98.5%
                  (Identified Cost $141,330,920) (b) .......                                147,867,343
                  Other assets less liabilities ............                                  2,265,709
                                                                                        ---------------
                  Total Net Assets - 100.0% ................                            $   150,133,052
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized appreciation on
      investments based on cost of $141,330,920 for federal
      income tax purposes was as follows: Aggregate gross
      unrealized appreciation for all investments in which
      there is an excess of value over tax cost.....................                    $    7,893,108
                                                                                        --------------
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ...................................................                        (1,356,685)
                                                                                        --------------
      Net unrealized appreciation...................................                    $    6,536,423
                                                                                        ==============

      At December 31, 2001, the Fund had a capital loss carryover of approximately $5,638,070 of which $2,797,335 expires on December 31, 2002, $25, 731 expires on December 31, 2005 and $2,815,004 expires on December
      31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2002. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
MBIA  Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

          MASSACHUSETTS TAX FREE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (Unaudited)

Tax Exempt Obligations -- 97.8% of Total Net Assets

                                                               Ratings (c) (Unaudited)
                                                               -----------------------
  Principal                                                                   Standard
  Amount          Description                                  Moody's         & Poor's       Value (a)
-------------------------------------------------------------------------------------------------------
                 Boston Massachusetts Water and
                 Sewer Commission Revenue - 1.4%
$ 1,475,000      General Senior Series D,
                 5.000%, 11/01/2028 ........................   Aaa            AAA        $   1,428,729
                                                                                         -------------
                 Falmouth, Massachusetts - 1.3%
  1,230,000      General Obligation,
                 5.000%, 2/01/2021 .........................   Aa2            AA             1,236,986
                                                                                         -------------
                 Guam Airport Authority - 1.6%
  1,500,000      Airport Authority Revenue Bond, Series B,
                 6.600%, 10/01/2010 ........................   --             BBB-           1,567,080
                                                                                         -------------
                 Massachusetts Bay Transportation
                 Authority - 3.7%
  2,000,000      Assessment Series A,
                 5.250%, 7/01/2030 .........................   Aa1            AAA            1,991,280
  1,500,000      General Transportation Systems Series A,
                 5.500%, 3/01/2015 .........................   Aaa            AAA            1,611,795
                                                                                         -------------
                                                                                             3,603,075
                                                                                         -------------
                 Massachusetts Municipal Wholesale
                 Electric Co. - 2.6%
  2,500,000      Wholesale Electric,
                 6.750%, 7/01/2011 .........................   Aaa            BBB+           2,550,000
                                                                                         -------------
                 Massachusetts State - 4.9%
  4,000,000      State Refunding, Series A,
                 6.500%, 11/01/2014, (MBIA insured) ........   Aaa            AAA            4,830,680
                                                                                         -------------
                 Massachusetts State Development
                 Finance Agency - 14.5%
  1,000,000      Cambridge Street Development,
                 5.125%, 2/01/2034 .........................   Aaa            AAA              974,760
  2,595,000      Concord-Assabet Family Services,
                 5.900%, 11/01/2018 ........................   Caa            --             1,764,600
  3,000,000      Health Care Facility Alliance,
                 7.100%, 7/01/2032 .........................   --             --             2,996,280
  4,000,000      Mount Holyoke College,
                 5.250%, 7/01/2031 .........................   Aa3            AA-            3,988,160
  2,800,000      Refunding Springfield Resource Recovery-A,
                 5.625%, 6/01/2019 .........................   A3             --             2,839,984
  1,610,000      WGBH Educational Foundation,
                 5.375%, 1/01/2042 .........................   Aaa            AAA            1,614,782
                                                                                         -------------
                                                                                            14,178,566
                                                                                         -------------
                 Massachusetts State Health & Education
                 Facility Authority - 27.0%
  1,160,000      Baystate Medical Center,
                 5.700%, 7/01/2027 .........................   A1             A+             1,170,544
  1,500,000      Beverly Hospital Rib, Pre-Refunded,
                 9.720%, 6/18/2020, (MBIA insured) (d) .....   Aaa            AAA            1,641,015
  3,000,000      Dana Farber, Series G-1,
                 6.250%, 12/01/2022 ........................   A1             A              3,105,300
  1,000,000      Faulkner Hospital, Series C, Pre-Refunded,
                 6.000%, 7/01/2013 .........................   Baa1           --             1,063,750
  3,000,000      Harvard Univerity, Series N,
                 6.250%, 4/01/2020 .........................   Aaa            AAA            3,539,220
  2,000,000      Harvard University, Series W,
                 6.000%, 7/01/2035 .........................   Aaa            AAA            2,317,200
  1,190,000      New England Medical Center, Series F,
                 6.625%, 7/01/2025, (FGIC insured) .........   Aaa            AAA            1,218,072
  3,000,000      Nichols College, Series C,
                 6.000%, 10/01/2017 ........................   --             BB+            2,729,040
  2,000,000      Partners Healthcare Systems Series B,
                 5.250%, 7/01/2029 .........................   Aa3            AA-            1,965,980
  2,000,000      Partners Healthcare Systems Series C,
                 5.750%, 7/01/2021 .........................   Aa3            AA-            2,075,420
  1,500,000      Tufts University,
                 5.250%, 2/15/2030 .........................   Aa3            AA-            1,497,735
  1,000,000      University of Massachusetts Project,
                 Series C, 5.250%, 10/01/2031 ..............   Aaa            AAA              999,920
  1,000,000      University of Massachusetts, Series C,
                 5.125%, 10/01/2034 ........................   Aaa            AAA              977,540
  2,265,000      Wellesley College Series F,
                 5.125%, 7/01/2039 .........................   Aa1            AA+            2,197,435
                                                                                         -------------
                                                                                            26,498,171
                                                                                         -------------
                 Massachusetts State Housing
                 Finance Agency - 8.6%
  1,000,000      Residential Development, Series A,
                 6.900%, 11/15/2024, (FNMA insured) ........   Aaa            AAA            1,020,470
  2,500,000      Residential Development, Series E,
                 6.250%, 11/15/2012, (FNMA insured) ........   Aaa            AAA            2,568,450
  1,300,000      Residential Development, Series I,
                 6.900%, 11/15/2025, (FNMA insured) ........   Aaa            AAA            1,350,817
  2,425,000      Single Family Mortgage, Series 21,
                 7.125%, 6/01/2025 .........................   Aa2            AA             2,474,713
  1,005,000      Single Family Mortgage, Series 89,
                 5.400%, 12/01/2023 ........................   Aa2            AA             1,008,698
                                                                                         -------------
                                                                                             8,423,148
                                                                                         -------------
                 Massachusetts State Industrial
                 Finance Agency - 2.3%
  2,000,000      FHA Briscoe House Assisted Living,
                 7.125%, 2/01/2036 .........................   --             AAA            2,228,580
                                                                                         -------------
                 Massachusetts State Port
                 Authority - 1.8%
  1,750,000      Delta Air Lines, Inc Project Series A,
                 5.500%, 1/01/2019 .........................   Aaa            AAA            1,810,148
                                                                                         -------------
                 Massachusetts State Turnpike
                 Authority - 4.5%
  2,950,000      Metropolitan Highway System, Capital
                 Appreciation Senior Series A,
                 5.000%, 1/01/2037, (MBIA insured) .........   Aaa            AAA            2,788,222
  3,000,000      Metropolitan Highway System, Capital
                 Appreciation, Senior Series C, Zero Coupon,
                 1/01/2016, (MBIA insured) .................   Aaa            AAA            1,581,750
                                                                                         -------------
                                                                                             4,369,972
                                                                                         -------------
                 Massachusetts State Water Resource
                 Authority - 6.0%
  2,000,000      General Series B,
                 5.125%, 8/01/2027 .........................   Aaa            AAA            1,976,260
  3,240,000      Series A,
                 6.500%, 7/15/2019, (FGIC insured) .........   Aaa            AAA            3,918,359
                                                                                         -------------
                                                                                             5,894,619
                                                                                         -------------
                 New England Education Loan
                 Marketing - 3.5%
  3,000,000      Student Loan Revenue Bond, Sub-Issue H,
                 6.900%, 11/01/2009 ........................   A3             --             3,469,260
                                                                                         -------------
                 Puerto Rico Commonwealth
                 Aqueduct & Sewer Authority - 4.7%
  3,000,000      Aqueduct & Sewer Authority,
                 6.250%, 7/01/2013 .........................   Baa1           A-             3,525,540

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (Unaudited)

                                                               Ratings (c) (Unaudited)
                                                               -----------------------
  Principal                                                                   Standard
  Amount          Description                                  Moody's         & Poor's       Value (a)
-------------------------------------------------------------------------------------------------------
                Puerto Rico Commonwealth
                Aqueduct & Sewer Authority - continued
$   865,000     Aqueduct & Sewer Authority,
                10.250%, 7/01/2009 ........................   Aaa            AAA         $   1,099,026
                                                                                         -------------
                                                                                             4,624,566
                                                                                         -------------
                Puerto Rico Commonwealth
                Infrastructure - 2.7%
  2,500,000     Series A,
                5.500%, 10/01/2040 ........................   Aaa            AAA             2,623,325
                                                                                         -------------
                Route 3 North Transportation
                Improvement - 4.0%
  3,550,000     5.375%, 6/15/2033 .........................   Aaa            AAA             3,933,045
                                                                                         -------------
                US Virgin Islands Public Finance Authority
                Pre-Refunded Revenue Bond - 2.7%
  2,545,000     Public Finance Authority, Pre-Refunded
                Revenue Bond,
                7.250%, 10/01/2018 ........................   --             AAA             2,633,464
                                                                                         -------------
                Total Tax Exempt Obligations
                (Identified Cost $93,518,502) .............                                 95,903,414
                                                                                         -------------
Short Term Investment -- 0.8%
    799,919     Repurchase Agreement with
                Investors Bank and Trust Co.
                dated 6/28/2002 at 1.25%
                to be repurchased at $800,002
                on 7/01/2002, collateralized by
                $837,403 Federal Home Loan
                Mortgage Bond, 6.5%, due
                5/25/2026 valued at $839,915 ................................                  799,919
                                                                                         -------------
                Total Short Term Investment
                (Identified Cost $799,919) ..................................                  799,919
                                                                                         -------------
                Total Investments -- 98.6%
                (Identified Cost $94,318,421) (b) ...........................               96,703,333
                Other assets less liabilities ...............................                1,320,805
                                                                                         -------------
                Total Net Assets -- 100% ....................................            $  98,024,138
                                                                                         =============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized appreciation on
      investments based on cost of $94,318,421 for federal
      income tax purposes was as follows: Aggregate gross
      unrealized appreciation for all investments in which
      there is an excess of value over tax cost .............................            $   3,733,148
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ............................................................               (1,348,236)
                                                                                         -------------
      Net unrealized appreciation ...........................................            $   2,384,912
                                                                                         =============

      At December 31, 2001, the Fund had a capital loss carryover of approximately $2,364,831 of which $2,248,331 expires on December 31, 2007 and $116,500 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2002. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)   Inverse floating rate security

FGIC  Financial Guarantee Insurance Company
FNMA  Federal National Mortgage Association
MBIA  Municipal Bond Investors Assurance Corp.
Rib   Residual interest bond

                See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

June 30, 2002 (Unaudited)

                                                                                         Massachusetts
                                                                      Municipal Income  Tax Free Income
                                                                            Fund             Fund
                                                                      ----------------  ---------------
ASSETS
  Investments at cost ..............................................   $ 141,330,920    $  94,318,421
  Net unrealized appreciation ......................................       6,536,423        2,384,912
                                                                       -------------    -------------
  Investments at value .............................................     147,867,343       96,703,333
  Receivable for Fund shares sold ..................................          48,607           28,804
  Receivable for securities sold ...................................         613,235               --
  Interest receivable ..............................................       2,677,054        1,657,550
                                                                       -------------    -------------
    TOTAL ASSETS ...................................................     151,206,239       98,389,687
                                                                       -------------    -------------
LIABILITIES
  Payable for Fund shares redeemed .................................          88,479           40,403
  Payable to custodian bank ........................................         555,980               --
  Dividends payable ................................................         183,925           96,175
  Management fees payable ..........................................          56,680          153,112
  Deferred Trustees' fees ..........................................          63,693           24,510
  Transfer agent fees payable ......................................          25,000           16,400
  Accounting and administrative fees payable .......................           6,826            4,574
  Other accounts payable and accrued expenses ......................          92,604           30,375
                                                                       -------------    -------------
    TOTAL LIABILITIES ..............................................       1,073,187          365,549
                                                                       -------------    -------------
NET ASSETS .........................................................   $ 150,133,052    $  98,024,138
                                                                       =============    =============
NET ASSETS CONSIST OF:
  Paid in capital ..................................................   $ 148,381,205    $  99,405,474
  Undistributed net investment income ..............................         218,933           72,845
  Accumulated net realized loss on investments .....................      (5,003,509)      (3,839,093)
  Net unrealized appreciation of investments .......................       6,536,423        2,384,912
                                                                       -------------    -------------
NET ASSETS .........................................................   $ 150,133,052    $  98,024,138
                                                                       =============    =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets .....................................................   $ 137,419,461    $  90,567,195
                                                                       =============    =============
    Shares of beneficial interest ..................................      18,579,768        5,644,019
                                                                       =============    =============
    Net asset value and redemption price per share .................   $        7.40    $       16.05
                                                                       =============    =============
    Offering price per share .......................................   $        7.75    $       16.76
                                                                       =============    =============
  Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
    Net assets .....................................................   $  12,713,591    $   7,456,943
                                                                       =============    =============
    Shares of beneficial interest ..................................       1,718,217          465,738
                                                                       =============    =============
    Net asset value and offering price per share ...................   $        7.40    $       16.01
                                                                       =============    =============

                See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                    Massachusetts
                                                                 Municipal Income  Tax Free Income
                                                                       Fund             Fund
                                                                 ----------------  ---------------
INVESTMENT INCOME
  Interest ....................................................   $    4,422,892   $    2,775,859
                                                                  --------------   --------------
    Expenses

    Management fees ...........................................          343,510          291,119
    Service and distribution fees - Class A ...................          170,869          156,127
    Service and distribution fees - Class B ...................           67,252           39,164
    Trustees' fees and expenses ...............................            7,728            6,455
    Accounting and administrative .............................           37,884           24,636
    Custodian .................................................           34,031           30,510
    Transfer agent ............................................          155,461           90,744
    Audit and tax services ....................................           17,986           18,736
    Legal .....................................................            6,715            2,218
    Printing ..................................................           10,536            1,039
    Registration ..............................................           17,861            7,962
    Miscellaneous .............................................           20,871            2,321
                                                                  --------------   --------------
  Total expenses ..............................................          890,704          671,031
                                                                  --------------   --------------
  Net investment income .......................................        3,532,188        2,104,828
                                                                  --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on:
    Investments - net .........................................        1,512,488       (1,192,952)
  Change in unrealized appreciation (depreciation) of:
    Investments - net .........................................        1,434,300        2,529,785
                                                                  --------------   --------------
  Net realized and unrealized gain on investments .............        2,946,788        1,336,833
                                                                  --------------   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $    6,478,976   $    3,441,661
                                                                  ==============   ==============

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         Massachusetts
                                                                   Municipal Income                     Tax Free Income
                                                                         Fund                                 Fund
                                                          ----------------------------------   -----------------------------------
                                                          Six Months Ended    Year Ended       Six Months Ended     Year Ended
                                                           June 30, 2002,     December 31,       June 30, 2002,     December 31,
                                                            (Unaudited)           2001            (Unaudited)           2001
                                                          ---------------    ---------------   ----------------    ---------------
FROM OPERATIONS
  Net investment income ...............................   $     3,532,188    $     7,609,976    $     2,104,828    $     4,627,821
  Net realized gain (loss) on investments .............         1,512,488          1,576,039         (1,192,952)           776,917
  Net change in unrealized appreciation
    (depreciation) of investments .....................         1,434,300         (4,432,914)         2,529,785         (2,286,354)
                                                          ---------------    ---------------    ---------------    ---------------
  Increase in net assets resulting from operations ....         6,478,976          4,753,101          3,441,661          3,118,384
                                                          ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...........................................        (3,218,734)        (6,957,695)        (1,922,722)        (4,279,023)
    Class B ...........................................          (267,220)          (613,563)          (150,869)          (346,489)
                                                          ---------------    ---------------    ---------------    ---------------
                                                               (3,485,954)        (7,571,258)        (2,073,591)        (4,625,512)
                                                          ---------------    ---------------    ---------------    ---------------

DECREASE IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS .............        (5,260,080)        (1,840,581)        (1,032,777)        (1,303,920)
                                                          ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net assets .............        (2,267,058)        (4,658,738)           335,293         (2,811,048)

NET ASSETS
  Beginning of period .................................       152,400,110        157,058,848         97,688,845        100,499,893
                                                          ---------------    ---------------    ---------------    ---------------
  End of period .......................................   $   150,133,052    $   152,400,110    $    98,024,138    $    97,688,845
                                                          ===============    ===============    ===============    ===============
UNDISTRIBUTED NET INVESTMENT INCOME ...................   $       218,933    $       172,699    $        72,845    $        41,608
                                                          ===============    ===============    ===============    ===============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                             Income (loss)
                                      from investment operations:               Less distributions:
                                -------------------------------------  ---------------------------------------

                      Net asset            Net realized
                       value,              and unrealized              Dividends  Distributions                 Net asset
                      beginning    Net          gain       Total from   from net    from net                      value,    Total
                       of the   investment   (loss) on     investment  investment   realized         Total        end of    return
                       period     income    investments    operations    income   capital gains  distributions  the period  (%)(a)
                       ------     ------    -----------    ----------    ------   -------------  -------------  ----------  ------
MUNICIPAL INCOME FUND

  Class A

  06/30/2002 (e)       $7.25      $0.17       $0.15         $0.32      $(0.17)      $   --          $(0.17)       $7.40      4.5
  12/30/2001 (d)        7.39       0.36       (0.14)         0.22       (0.36)          --           (0.36)        7.25      3.0
  12/30/2000            7.17       0.40        0.21          0.61       (0.39)          --           (0.39)        7.39      8.8
  12/30/1999            7.76       0.39       (0.59)        (0.20)      (0.39)          --           (0.39)        7.17     (2.8)
  12/30/1998            7.75       0.39        0.01          0.40       (0.39)          --           (0.39)        7.76      5.3
  12/30/1997            7.53       0.40        0.23          0.63       (0.41)          --           (0.41)        7.75      8.6

  Class B

  06/30/2002 (e)        7.25       0.15        0.15          0.30       (0.15)          --           (0.15)        7.40      4.1
  12/30/2001 (d)        7.39       0.31       (0.14)         0.17       (0.31)          --           (0.31)        7.25      2.2
  12/30/2000            7.17       0.35        0.21          0.56       (0.34)          --           (0.34)        7.39      8.0
  12/30/1999            7.76       0.33       (0.59)        (0.26)      (0.33)          --           (0.33)        7.17     (3.5)
  12/30/1998            7.75       0.33        0.01          0.34       (0.33)          --           (0.33)        7.76      4.5
  12/30/1997            7.53       0.34        0.23          0.57       (0.35)          --           (0.35)        7.75      7.8

MASSACHUSETTS TAX FREE INCOME FUND

  Class A

  06/30/2002 (e)      $15.82      $0.34       $0.23         $0.57      $(0.34)      $   --          $(0.34)      $16.05      3.6
  12/30/2001 (d)       16.06       0.75       (0.24)         0.51       (0.75)          --           (0.75)       15.82      3.2(b)
  12/30/2000           15.48       0.82        0.57          1.39       (0.81)          --           (0.81)       16.06      9.3(b)
  12/30/1999           17.02       0.82       (1.50)        (0.68)      (0.83)       (0.03)          (0.86)       15.48     (4.1)(b
  12/30/1998           17.13       0.86       (0.04)         0.82       (0.85)       (0.08)          (0.93)       17.02      4.9(b)
  12/30/1997           16.50       0.86        0.63          1.49       (0.86)          --           (0.86)       17.13      9.3(b)

  Class B

  06/30/2002 (e)       15.78       0.28        0.24          0.52       (0.29)          --           (0.29)       16.01      3.3
  12/30/2001 (d)       16.03       0.64       (0.24)         0.40       (0.65)          --           (0.65)       15.78      2.5(b)
  12/30/2000           15.45       0.71        0.58          1.29       (0.71)          --           (0.71)       16.03      8.6(b)
  12/30/1999           16.98       0.71       (1.49)        (0.78)      (0.72)       (0.03)          (0.75)       15.45     (4.7)(b)
  12/30/1998           17.09       0.74       (0.03)         0.71       (0.74)       (0.08)          (0.82)       16.98      4.2(b)
  12/30/1997           16.47       0.76        0.62          1.38       (0.76)          --           (0.76)       17.09      8.6(b)

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Municipal Income Fund was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. For Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(e)   For the six months ended June 30, 2002 (Unaudited).

(f)   Computed on an annualized basis for periods less than one year.

                See accompanying notes to financial statements.

                                              Ratios to average net assets:
                                              -----------------------------
                                 Net assets,
                                   end of                         Net investment    Portfolio
                                 the period         Expenses          income        turnover
                                    (000)            (%)(f)           (%)(f)        rate (%)
                                 ----------         --------          ------        --------
MUNICIPAL INCOME FUND

  Class A

  06/30/2002 (e)                  $137,419            1.12              4.77             20
  12/30/2001 (d)                   137,852            1.07              4.89             80
  12/30/2000                       142,539            0.95              5.39            156
  12/30/1999                       152,829            0.93              5.13            137
  12/30/1998                       172,643            0.93              5.03             26
  12/30/1997                       177,099            0.93              5.19             14

  Class B

  06/30/2002 (e)                    12,714            1.87              4.02             20
  12/30/2001 (d)                    14,549            1.82              4.14             80
  12/30/2000                        14,520            1.70              4.64            156
  12/30/1999                        15,644            1.68              4.38            137
  12/30/1998                        15,878            1.68              4.28             26
  12/30/1997                        13,356            1.68              4.44             14

MASSACHUSETTS TAX FREE INCOME FUND

  Class A

  06/30/2002 (e)                  $ 90,567            1.33              4.39             20
  12/30/2001 (d)                    89,376            1.35(c)           4.67             60
  12/30/2000                        91,785            1.13(c)           5.24             68
  12/30/1999                        97,270            1.00(c)           5.02             73
  12/30/1998                       113,910            1.00(c)           4.93            125
  12/30/1997                       113,869            1.00(c)           5.17            132

  Class B

  06/30/2002 (e)                     7,457            1.98              3.74             20
  12/30/2001 (d)                     8,313            2.00(c)           4.03             60
  12/30/2000                         8,715            1.78(c)           4.59             68
  12/30/1999                         8,874            1.65(c)           4.37             73
  12/30/1998                         9,026            1.65(c)           4.28            125
  12/30/1997                         7,399            1.65(c)           4.52            132

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2002 (Unaudited)

1. Organization. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the tax free income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
CDC Nvest Municipal Income Fund (the "Municipal Income Fund")

CDC Nvest Funds Trust II:
CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Each Fund offers Class A and Class B shares. Class A shares of Municipal Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Options. Each Fund may use options to hedge against changes in the values of securities the Funds own or expect to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

d. Interest Rate Futures Contracts. Each Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Funds own or expect to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

For the Six Months Ended June 30, 2002 (Unaudited)

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the coun-terparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the six months ended June 30, 2002, purchases and sales of securities (excluding short-term investments) were as follows:

Fund                                                 Purchases          Sales
----                                                 ---------          -----
Municipal Income Fund                              $30,448,908       $33,973,758
Massachusetts Tax Free Income Fund                  19,485,526        20,001,094

4.  Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly for Municipal Income Fund and quarterly for Massachusetts Tax Free Income Fund, based on each Fund's average daily net assets:

                                        Percentage of Average Daily Net Assets
                                        --------------------------------------
                                             First               Over
Fund                                      $100 million       $100 million
----                                      ------------       ------------
Municipal Income Fund                         0.500%             0.375%
Massachusetts Tax Free Income Fund            0.600%             0.500%

For the six months ended June 30, 2002, the management fees for each Fund were as follows:

                                             Management    Percentage of Average
Fund                                            Fee          Daily Net Assets*
----                                            ---          -----------------
Municipal Income Fund                         $343,510            0.458%
Massachusetts Tax Free Income Fund             291,119            0.600%

* Annualized

CDC IXIS Advisers has entered into a subadvisory agreement for each Fund with Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. CDC IXIS Advisers and Loomis Sayles are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company to serve as sub-administrator. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

For the Six Months Ended June 30, 2002 (Unaudited)

      (1) Percentage of Eligible Average Daily Net Assets
          -----------------------------------------------

        First                 Next                  Over
      $5 billion           $5 billion            $10 billion
        0.0350%              0.0325%                0.0300%

      or
      (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the six months ended June 30, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                                         Accounting
                                             And           Percentage of Average
Fund                                    Administrative       Daily Net Assets*
----                                    --------------       -----------------
Municipal Income Fund                      $37,498                0.050%
Massachusetts Tax Free Income Fund          24,250                0.050%
  *Annualized

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A and Class B shareholders pay service fees monthly representing the higher amount based on the following calculations:

      (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

         First                 Next                  Over
      $1.2 billion        Next $5 billion        $6.2 billion
      ------------        ---------------        ------------
         0.142%               0.135%                0.130%

      or

      (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1.7 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                                  Transfer Agent
Fund                                                                    Fee
----                                                                    ---
Municipal Income Fund                                                $117,327
Massachusetts Tax Free Income Fund                                     79,439

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Also under the Class A Plan, Massachusetts Tax Free Income Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

Under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts.

Also under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B shares.

For the Six Months Ended June 30, 2002 (Unaudited)

For the six months ended June 30, 2002, the Funds paid the following service and distribution fees:

                                             Service Fee              Distribution Fee
                                         --------------------       -------------------
                                         Class A      Class B       Class A     Class B
                                         -------      -------       -------     -------
Municipal Income Fund                  $  170,869   $   16,813      $    --   $   50,439
Massachusetts Tax Free Income Fund        111,510        9,791       44,617       29,373

Prior to September 13, 1993, for Municipal Income Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at June 30, 2002 were $1,700,600.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2002 were as follows:

Fund
----
Municipal Income Fund                   $70,574
Massachusetts Tax Free Income Fund       38,320

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, L.P. CDC IXIS Asset Management North America L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                    Six Months Ended                  Year Ended
                                                                     June 30, 2002                 December 31, 2001
                                                                 ----------------------          ----------------------
Municipal Income Fund                                            Shares          Amount          Shares          Amount
                                                                 ------          ------          ------          ------
Class A
  Shares sold ............................................        736,602    $  5,383,612       2,337,838    $ 17,278,030
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .................        294,591       2,166,224         630,423       4,666,919
                                                               ----------    ------------      ----------    ------------
                                                                1,031,193       7,549,836       2,968,261      21,944,949
  Shares repurchased .....................................     (1,460,621)    (10,701,515)     (3,251,737)    (24,090,858)
                                                               ----------    ------------      ----------    ------------
  Net decrease ...........................................       (429,428)   $ (3,151,679)       (283,476)   $ (2,145,909)
                                                               ----------    ------------      ----------    ------------
Class B
  Shares sold ............................................        110,224    $    810,814         345,205    $  2,561,560
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .................         19,161         140,896          45,127         334,174
                                                               ----------    ------------      ----------    ------------
                                                                  129,385         951,710         390,332       2,895,734
  Shares repurchased .....................................       (417,000)     (3,060,111)       (349,414)     (2,590,406)
                                                               ----------    ------------      ----------    ------------
  Net increase(decrease) .................................       (287,615)   $ (2,108,401)         40,918    $    305,328
                                                               ----------    ------------      ----------    ------------
  Decrease derived from
    capital shares transactions ..........................       (717,043)   $ (5,260,080)       (242,558)   $ (1,840,581)
                                                               ==========    ============      ==========    ============

For the Six Months Ended June 30, 2002 (Unaudited)

                                                                       Six Months Ended                  Year Ended
                                                                        June 30, 2002                 December 31, 2001
                                                                   -----------------------        -------------------------
Massachusetts Tax Free Income Fund                                  Shares          Amount          Shares          Amount
                                                                    ------          ------          ------          ------
Class A
  Shares sold .............................................        247,342    $  3,920,384         509,197    $  8,157,232
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..................         84,851       1,346,931         187,505       3,002,608
                                                                  --------    ------------        --------    ------------
                                                                   332,193       5,267,315         696,702      11,159,840
  Shares repurchased ......................................       (337,728)     (5,342,953)       (761,186)    (12,187,109)
                                                                  --------    ------------        --------    ------------
  Net decrease ............................................         (5,535)   $    (75,638)        (64,484)   $ (1,027,269)
                                                                  --------    ------------        --------    ------------
Class B
  Shares sold .............................................         28,344    $    448,470          69,544    $  1,113,757
  Shares issued in connection with the reinvestment of:
  Dividends from net investment income ....................          4,984          78,934          11,907         190,203
                                                                  --------    ------------        --------    ------------
                                                                    33,328         527,404          81,451       1,303,960
  Shares repurchased ......................................        (94,212)     (1,484,543)        (98,615)     (1,580,611)
                                                                  --------    ------------        --------    ------------
  Net decrease ............................................        (60,884)   $   (957,139)        (17,164)   $   (276,651)
                                                                  --------    ------------        --------    ------------
  Decrease derived from capital shares transactions .......        (66,419)   $ (1,032,777)        (81,648)   $ (1,303,920)
                                                                  ========    ============        ========    ============

6. Contingent Expense Obligation. CDC IXIS Advisers has given a binding undertaking to Massachusetts Tax Free Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until April 30, 2003 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2002, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                        Expense Limit as a Percentage
                                         of Average Daily Net Assets        Cumulative Expenses Waived
                                        -----------------------------         or Reimbursed Subject
                                            Class A       Class B               to Future Payment
                                            -------       -------               -----------------
Massachusetts Tax Free Income Fund           1.40%         2.05%                    $ 14,608

Prior to May 1, 2001, expenses were limited to the annual rates of 1.20% and 1.85% of the average net assets of the Fund's Class A and Class B shares, respectively.

7. Concentration of Credit. At June 30, 2002, the Municipal Income Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Various Purpose 14.68%, Water 13.42%, and Improvement 11.97%. The Fund also had more than 10% of its net assets invested in: Illinois 10%, New York 13.6%, Pennsylvania 10.8%, and Texas 10.4%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

The Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At June 30, 2002, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Water 12.19%. The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 11.06% of its net assets at June 30, 2002.

                          SUPPLEMENT TO THE PROSPECTUS

                        CDC NVEST TAX FREE INCOME FUNDS
                             CDC NVEST INCOME FUNDS

       Supplement dated August 27, 2002 to CDC Nvest Tax Free Income Funds
                   Classes A and B and CDC Nvest Income Funds
           Classes A, B, C and Y Prospectuses, each dated May 1, 2002

Effective October 4, 2002, the following sentence is added to the "Dividends and Distributions" section of each Prospectus:

Net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day.

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly

1. It's an easy way to build assets.

2. It's convenient and effortless.

3. It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

5 Years         25 Years

$500            $479,183
$200            $191,673
$100             $95,837

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                         CDC Nvest Capital Growth Fund
            CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                      CDC Nvest International Equity Fund
                 CDC Nvest Jurika & Voyles Relative Value Fund
                CDC Nvest Jurika & Voyles Small Cap Growth Fund
                        CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                  CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                        CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                         CDC Nvest Star Small Cap Fund
                           CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

  *Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS

  AEW Management and Advisors                          Miller Anderson
   Capital Growth Management                     Montgomery Asset Management
  Hansberger Global Investors                   Reich & Tang Asset Management
Harris Associates/Oakmark Funds                    RS Investment Management
        Jurika & Voyles                          Vaughan, Nelson, Scarborough
   Loomis, Sayles & Company                             & McCullough
       Mercury Advisors                            Westpeak Global Advisors

For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of Fund Facts.

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
      Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at
                            www.NASDR.com.

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CDC IXIS Asset Management Distributors
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